Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes

(19) Income Taxes

The Company’s loss from continuing operations before provision for income taxes for the years ended December 31, 2023 and 2022, was as follows (in thousands):

	Years Ended December 31,
	2023	2022
Domestic	$(94,222)	$(27,996)
Foreign	(1,995)	–
Total	$(96,217)	$(27,996)

The reconciliation of federal statutory income tax rate to our effective income tax rate is as follows (in thousands):

	Years Ended December 31,
	2023	2022
Statutory federal income tax	$(20,206)	$(6,184)
State income taxes, net of federal tax benefits	7,833	(1,207)
Stock compensation	637	64
Non-deductible interest expense	887	78
Mark to market adjustments	615	397
Debt extinguishment	2,171	–
Nondeductible Expenses	141	279
Foreign earnings taxed at different rates	419	157
Forward Purchase Agreements	9,780	–
Prior year adjustments	719	–
Liability for warrants	(6,155)	–
Other	(6)	(8)
Valuation allowance	3,145	6,451
Tax Provision	$(20)	$27

Significant components of our deferred tax assets and liabilities are as follows (in thousands):

	Years Ended December 31,
	2023	2022
Deferred income tax assets
NOL carryforwards	$17,957	$60,710
Credits	–	195
Bad debt reserve	2,799	1,382
Inventory reserve	3,764	2,724
Warranty reserve	619	651
Revenue warranty	529	155
Interest expense carryover	5,503	3,445
Accrued compensation	404	678
Deferred revenue	131	195
ASC 842 leases	10	12
Fixed assets	219	328
Intangibles	32	–
Capitalized research and development	808	509
Other	6,985	2,837
Total	39,760	73,821
Valuation allowance	(38,407)	(63,737)
Net deferred tax assets	1,353	10,084
Deferred income tax liabilities
Accounting method change	–	(18)
Capitalized software	(594)	(234)
Fixed assets	—	—
Intangibles	–	(9,084)
Convertible debt	(759)	(748)
Refundable and deferred income taxes	$–	$—

The Company has established a valuation allowance to offset the gross deferred tax assets as of December 31, 2023 and December 31, 2022, due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The valuation allowance balance was $38.4 million and $63.7 million for the years ended December 31, 2023 and December 31, 2022, respectively.

In assessing the realizability of deferred income tax assets, the Company considered whether it is more likely than not that some portion or all of its deferred income tax assets will be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty surrounding the Company’s ability to realize such deferred income tax assets, a full valuation allowance has been established. The valuation allowance decreased by $25.3 million during the year ended December 31, 2023, and increased by $52.4 million during the year ended December 31, 2022. The decrease in fiscal year 2023 is related to net operating loss and credit carryforwards which were deemed unavailable, offset by current year losses, and the increase in fiscal 2022 was due to acquired net operating loss and credit carryforwards as well as current year losses.

As of December 31, 2023 and 2022, the Company had federal net operating loss carryforwards of approximately $267.5 million and $237.7 million, respectively, and state net operating loss carryforwards of approximately $194.2 million and $157.1 million, respectively. The federal net operating loss carryforwards that will expire between the years 2030 and 2037 total $114.6 million.

As of December 31, 2023 and 2022, the Company had state research and development credit carryforwards of $1.6 million for both years, respectively. These credits do not expire.

The utilization of the Company’s net operating loss and R&D credit carryforwards may be subject to limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and similar foreign provisions. Such limitations may result in the expiration of these carryforwards before their utilization. The Company’s acquired net operating loss carryforwards have been reduced based on the estimated amount which will be lost due to these limitations. The Company has not reported a deferred tax asset related to remaining acquired loss carryforwards which the Company believes will be lost due to continuation of business enterprise rules. The Company has not completed a Section 382 analysis related to the 2023 sale of assets and it is possible the loss may not be disallowed. The Company has recorded an unrecognized tax benefit related to this uncertain tax position.

The Company is subject to income taxes in the U.S. federal jurisdiction, and various foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years remain open for examination by all tax authorities since inception. The Company is not currently under examination in any tax jurisdictions.

As of December 31, 2023 and 2022, the Company had unrecognized tax benefits of $53.2 million and $1.3 million, respectively. The reversal of the uncertain tax benefits would not affect the Company’s effective tax rate to the extent that it continues to maintain a full valuation allowance against its deferred tax assets.

The Company applies the provisions set forth in FASB ASC Topic 740, Income Taxes, to account for the uncertainty in income taxes. In the preparation of income tax returns in federal and state jurisdictions, the Company asserts certain tax positions based on its understanding and interpretation of income tax laws.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Years Ended December 31,
	2023	2022
Unrecognized tax benefits as of beginning of year	$1,335	$—
Increases related to prior year tax positions	5	1,335
Increases related to current year tax positions	51,813	—
Decreases related to prior year tax positions	—	—
Unrecognized tax benefits as of end of year	—	—
	$53,153	$1,335

The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the statements of operations and comprehensive loss. Accrued interest and penalties are included as part of income tax payable in the consolidated balance sheets. No accrued interest or penalties have been recorded for the years ended December 31, 2023 or December 31, 2022.

The Company has not provided U.S. income or foreign withholding taxes on the undistributed earnings of its foreign subsidiary as of December 31, 2023 and December 31, 2022 because it intends to permanently reinvest such earnings outside of the U.S. If these foreign earnings were to be repatriated in the future, the related U.S. tax liability will be immaterial, due to the participation exemption put in place under the 2017 Tax Cuts and Jobs Act.